UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 30, 2018

Date of reporting period:  June 30, 2018

Item 1. Reports to Stockholders.

TorrayResolute Small/Mid Cap Growth Fund

Investor Class Shares – TRSDX
Institutional Class Shares – TRSMX

Semi-Annual Report

www.TorrayResolute.com	June 30, 2018

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Portfolio Commentary

For the first half of 2018, the TorrayResolute Small/Mid Cap Growth Fund’s Institutional Class gained 5.67% and the Investor Class gained 5.46%, trailing the benchmark Russell 2500 Growth Index’s robust return of 8.04% but performing basically in-line with the Russell 2500 Index’s return of 5.46%.  Information Technology and Energy were the portfolio’s best performing sectors, reflecting continued strong demand for technology-based goods and services and a sharp rise in oil prices.  Consumer Discretion and Health Care sectors underperformed due to company-specific challenges among select holdings.  At the security level, top contributors included Qualys (QLYS), Copart (CPRT), and Aspen Technology (AZPN).  Primary detractors included Affiliated Managers Group (AMG), LKQ Corporation (LKQ) and Dycom Industries (DY).

Until trade or rate hikes cause a sustained disruption, we believe investors should stay the course in a disciplined manner.

Market Overview

U.S. equity markets posted solid gains during the first half of the year as continued economic momentum overshadowed uncertainty regarding trade and monetary policy.  In spite of these concerns, the economic backdrop remains positive; corporate earnings are increasing at an attractive rate and interest rates remain accommodative.  What will define the economy and the market’s performance in the next few years will be the nature of the handoff between monetary policy and the stimulative effects of fiscal policy, which include tax cuts, deregulation and capital investment.  Given the Fund’s focus on earnings quality and risk management, we believe the portfolio is well-positioned for this transition.

Outlook

We recognize it is an uncertain time for investors with many mixed signals in the market.  On the positive side, profits and earnings are robust, consumer confidence is high, inflation remains contained in spite of a strong labor market, and interest rates have remained stable.  On the negative side, market leadership is incredibly narrow, valuations are high, trade policy is unclear and the yield curve is flat; the 2-10 spread is at an 11-year low, which if inverted, has historically been a reliable indicator of a looming recession.  All in, the data paints a relatively balanced picture.  We assume Trump, China and the Fed do not have an interest in slowing the economy.  Until trade or rate hikes cause a sustained disruption, we believe investors should stay the course in a disciplined manner.  Our investment decisions will continue to be driven by long-term, company-specific fundamentals.  As we review each holding and the structure of the Fund, we remain positive with the view that narrow, volatile markets like the one we have today, present disciplined investors with compelling investment opportunities.

As ever, we appreciate your interest and trust.

Nicholas C. Haffenreffer
July 31, 2018

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Top Contributors & Detractors			Top 10 Holdings
YTD 2018			June 30, 2018
Security	Sector	% Contribution	Security	% of Holdings
Qualys	Info Tech	+1.6	Copart	4.8
Copart	Industrials	+1.5	Jack Henry & Assoc	4.5
Aspen Technology	Info Tech	+1.3	Aspen Technology	4.4
ICF International	Industrials	+1.1	Hexcel	4.4
Webster Financial	Financials	+0.6	Webster Financial	4.1
Affiliated Managers Grp	Financials	-1.1	BioMarin Pharmaceuticals	4.1
LKQ	Cons Disc	-0.8	ICF International	4.1
Dycom Industries	Industrials	-0.7	Qualys	4.0
Middleby	Industrials	-0.6	Cooper Companies	4.0
Genmab A/S Sponsored ADR	Health Care	-0.6	Omnicell	3.9
			Percentage of total portfolio	42.4

Holdings are subject to change and are not recommendations to buy or sell a security. To obtain information about the calculation methodology used to select the largest contributors to and detractors from performance or to obtain a list showing every holding’s contribution to performance during the measurement period, contact tawney@torray.com.

Activity Summary:

Buys (3):
Healthcare Services Group (HCSG) is the largest third-party provider of housekeeping, laundry and dining services to the healthcare industry in the United States.  Founded in 1976 and serving 3,800 nursing homes and rehabilitation centers in 48 states, HCSG is the only industry player operating on a national scale and has grown with the industry’s need to contain costs through the outsourcing of these basic services.  While the integration of large contracts has recently pressured margins and weighed on the stock price, we believe positive demographics, high recurring revenues, generous cash flows and client retention rates in excess of 90% support a continuation of the company’s strong financial results and debt-free balance sheet.

MKS Instruments (MKSI), founded in 1961 and based in Andover, Massachusetts, MKSI is a technology-based manufacturer of process controls serving the semiconductor capital equipment and industrial laser industries.  While the semiconductor industry, which accounts for approximately 55% of MKSI’s revenues, is notoriously cyclical, we believe the rapid growth of data generation, processing and storage will help mute future cycles.  The laser business, added through the 2016 acquisition of Newport, is also experiencing strong secular demand as industrial cutting applications transition from blades and drills to lasers.  This division serves a diverse customer base in general industrial, life sciences, research and defense applications.  Given the company’s strong operating record and increasing diversification, we believe MKSI’s growth potential is underappreciated at its current, modest valuation.

Webster Financial (WBS) is a New England-based regional bank that is also the Nation’s second largest provider of Health Savings Accounts (HSAs) with approximately 14% market share.  HSAs are tax-advantaged accounts provided to employees with high-deductible medical plans to save and pay for medical expenses.  Industry deposits currently total approximately $45 billion and are expected to grow at a compound average rate of more than 20% for the next five years.  Demand is based on the increasing responsibility of patients to pay for and control their medical spending.  With a stable bank behind the HSA business and the stock at an attractive valuation, we believe Webster is a compelling way to participate in this strong secular trend.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Sales (3)
Criteo (CRTO) is a global leader in targeted digital advertising.  While Criteo continues to expand its impressive client base, a lack of control over direct access to consumer information via website browsers poses a significant threat to its business, as evidenced by recent changes to Apple’s Safari browser.  Specifically, Apple’s (AAPL) latest version of Safari incorporated a change in the default settings that limits the ability of websites to identify users.  Without this knowledge, Criteo cannot accurately target the end-user with a personalized ad.  Apple’s Intelligent Tracking Prevention (ITP) effectively has the potential to disconnect Criteo from a significant portion of iPhone users causing Criteo to lose a large part of its advertising market.  If other browsers follow Apple’s lead, Criteo’s fundamental business model would be in jeopardy.  In order to avoid this specific risk and generally acknowledge the increasing uncertainty in the advertising technology space, we exited the position.

HD Supply (HDS) is an industrial distributor and the pervasive shift to online selling and associated pricing transparency has been a steady headwind for industrial distributors, particularly those that lack a differentiated service niche.  As HDS has sold several operating divisions in an effort to deleverage its balance sheet, the company has become more of a commodity player within the industry.  This development and the experience of several management execution missteps led us to sell the stock.

Middleby (MIDD) was founded in 1880 as a manufacturer of portable baking ovens and evolved into a dominant global manufacturer of commercial and residential food service equipment.  Growth of the fast food industry and a successful record of consolidating a highly fragmented market formed the rationale for our initial investment in the business.  Recently, Middleby has experienced challenges on both of these fronts; investment spending from restaurant chains has been tepid due to modest foot traffic trends and rising labor costs, and the complexity of integrating acquisitions has increased with the scale of Middleby’s operations.  Given the lack of clarity with regard to the duration and magnitude of these headwinds, we thought it prudent to move to the sidelines and sell the stock.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Disclosures:
This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security.  Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

For comparison purposes, the strategy is measured against the Russell 2500 Index and the Russell 2500 Growth Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher growth earning potential. The volatility of the index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees. You cannot invest directly in an index.

Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock.  Earnings Growth is not a measure of the Fund’s future performance.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell and security.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

Must be accompanied or preceded by a Prospectus.

Mutual Fund investing involves risk. Principal loss is possible. The fund’s investment in securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of larger, more established companies. The Fund may have a relatively high percentage of assets in a single or small number of issuers, which may result in increased volatility. Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Shares of the TorrayResolute Small/Mid Cap Growth Fund are distributed by Quasar Distributors, LLC.

Past performance is not indicative of future results.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000 at the inception of the Fund(1) and is provided for informational purposes only. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced by the applicable management fee, operating expenses and all other expenses incurred due to maintenance of the account. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of June 30, 2018

	1-Year	3-Year	Since Inception(1)
Investor Class	17.74%	7.15%	7.65%

Institutional Class	18.10%	7.41%	7.91%

Russell 2500 Growth Index(2)	21.53%	10.86%	11.71%

Russell 2500 Index(3)	16.24%	10.30%	10.25%

(1)	January 1, 2015.
(2)
The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology.  You cannot invest directly in an index.

(3)
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.  The Russell 2500 Index is a subset of the Russell 3000 Index.  It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.  You cannot invest directly in an index.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Expense Example (Unaudited)
June 30, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is provided for informational purposes only and is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2018 – June 30, 2018).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Please note that this is not the Fund’s actual return, but is used for informational purposes only to showcase how to calculate the ongoing costs associated with the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (1/1/2018)	Value (6/30/2018)	(1/1/2018 to 6/30/2018)
Investor Class Actual(2)	$1,000.00	$1,054.60	$6.37
Investor Class Hypothetical
(5% annual return before expenses)	1,000.00	1,018.59	6.26
Institutional Class Actual(2)	1,000.00	1,056.70	5.10
Institutional Class Hypothetical
(5% annual return before expenses)	1,000.00	1,019.84	5.01

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 1.25% and 1.00% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2018, of 5.46% and 5.67% for the Investor Class and Institutional Class, respectively.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Allocation of Portfolio Net Assets(1) (Unaudited)
As of June 30, 2018
(% of Net Assets)

Short-Term Investment
& Other Assets and
Liabilities 0.8%
Consumer Staples 2.7%
Real Estate 3.1%
Energy 3.3%
Information Technology 23.3%
Consumer Discretionary 11.1%
Financials 12.9%
Health Care 22.8%
Industrials 20.0%

Top Ten Equity Holdings(1) (Unaudited)
As of June 30, 2018
(% of net assets)

Copart	4.7%
Jack Henry & Associates	4.5%
Aspen Technology	4.4%
Hexcel	4.4%
Webster Financial	4.1%
BioMarin Pharmaceutical	4.1%
ICF International	4.1%
Qualys	4.0%
Cooper Companies	4.0%
Omnicell	3.9%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments (Unaudited)
June 30, 2018

	Shares	Value
COMMON STOCKS — 99.2%

Consumer Discretionary — 11.1%
Dunkin’ Brands Group	5,147	$355,503
LKQ*	10,887	347,295
Pool	2,387	361,631
		1,064,429

Consumer Staples — 2.7%
Church & Dwight	4,786	254,424

Energy — 3.3%
Core Laboratories	2,495	314,894

Financials — 12.9%
Affiliated Managers Group	1,700	252,739
Enstar Group*	1,339	277,575
PRA Group*	7,868	303,311
Webster Financial	6,210	395,577
		1,229,202

Health Care — 22.8%
AMN Healthcare Services*	4,948	289,953
BioMarin Pharmaceutical*	4,149	390,836
Cooper Companies	1,637	385,431
Genmab A/S — ADR*	18,899	289,533
Halozyme Therapeutics*	12,762	215,295
Mettler-Toledo International*	408	236,081
Omnicell*	7,161	375,594
		2,182,723

Industrials — 20.0%
Copart*	8,033	454,347
Dycom Industries*	3,578	338,157
Healthcare Services Group	7,342	317,101
Hexcel	6,306	418,592
ICF International	5,469	388,572
		1,916,769

Information Technology — 23.3%
ANSYS*	1,803	314,046
Aspen Technology*	4,547	421,689
Computer Modelling Group	25,488	193,211
IPG Photonics*	1,093	241,149
Jack Henry & Associates	3,334	434,620

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2018

	Shares	Value
Information Technology — 23.3% (Continued)
MKS Instruments	2,493	$238,580
Qualys*	4,590	386,937
		2,230,232

Real Estate — 3.1%
SBA Communications — REIT*	1,797	296,721
TOTAL COMMON STOCKS
(Cost $8,155,650)		9,489,394

SHORT-TERM INVESTMENT — 3.4%
Fidelity Investments Money Market Funds
Government Portfolio, Class I, 1.77%^
TOTAL SHORT-TERM INVESTMENT
(Cost $329,653)	329,653	329,653
Total Investments — 102.6%
(Cost $8,485,303)		9,819,047
Other Assets and Liabilities, Net — (2.6)%		(252,676)
Total Net Assets — 100.0%		$9,566,371

*	Non-income producing security.
^	The rate shown is the annualized seven day effective yield as of June 30, 2018.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2018

ASSETS:
Investments, at value
(Cost $8,485,303)	$9,819,047
Dividends and interest receivable	1,260
Receivable for investment adviser reimbursements	11,208
Prepaid expenses	15,560
Total assets	9,847,075

LIABILITIES:
Payable for investment securities purchased	241,529
Accrued distribution fees	1,132
Payable for fund administration & accounting fees	15,166
Payable for compliance fees	1,762
Payable for transfer agent fees & expenses	4,330
Payable for custody fees	986
Payable for trustee fees	2,618
Accrued other fees	13,181
Total liabilities	280,704

NET ASSETS	$9,566,371

NET ASSETS CONSIST OF:
Paid-in capital	$9,470,969
Accumulated net investment loss	(19,932)
Accumulated net realized loss on investments	(1,218,410)
Net unrealized appreciation on investments	1,333,744
Net Assets	$9,566,371

	Investor Class	Institutional Class
Net Assets	$962,112	$8,604,259
Shares issued and outstanding(1)	74,381	659,653
Net asset value, redemption price and offering price per share	$12.93	$13.04

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2018

INVESTMENT INCOME:
Interest income	$1,711
Dividend income	26,327
Less: foreign taxes withheld	(1,032)
Total investment income	27,006

EXPENSES:
Investment adviser fees (See Note 4)	51,677
Fund administration & accounting fees (See Note 4)	36,636
Federal & state registration fees	16,434
Transfer agent fees & expenses (See Note 4)	16,014
Audit fees	8,415
Compliance fees (See Note 4)	5,430
Trustee fees (See Note 4)	4,451
Legal fees	4,431
Custody fees (See Note 4)	3,228
Postage & printing fees	2,590
Other fees	1,837
Distribution fees – Investor Class (See Note 5)	1,132
Total expenses before reimbursement/waiver	152,275
Less: reimbursement/waiver from investment adviser (See Note 4)	(105,348)
Net expenses	46,927

NET INVESTMENT LOSS	(19,921)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	33,609
Net change in unrealized appreciation on investments	493,020
Net realized and unrealized gain on investments	526,629

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$506,708

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017
OPERATIONS:
Net investment loss	$(19,921)	$(29,094)
Net realized gain on investments	33,609	983,989
Net change in unrealized appreciation on investments	493,020	68,723
Net increase in net assets resulting from operations	506,708	1,023,618

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	144,129	806,983
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(77,681)	(89,037)
Increase in net assets from Investor Class transactions	66,448	717,946
Institutional Class:
Proceeds from shares sold	1,336,673	5,551,918
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(689,253)	(19,938,363)
Increase (decrease) in net assets from Institutional Class transactions	647,420	(14,386,445)
Net increase (decrease) in net assets resulting from capital share transactions	713,868	(13,668,499)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	—	—
Institutional Class	—	—
From net realized gains:
Investor Class	—	—
Institutional Class	—	—
Total distributions to shareholders	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,220,576	(12,644,881)

NET ASSETS:
Beginning of period	8,345,795	20,990,676
End of period, including accumulated net investment
loss of $(19,932) and $(11), respectively.	$9,566,371	$8,345,795

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	June 30, 2018		Years Ended December 31:
	(Unaudited)		2017	2016	2015
Investor Class

PER SHARE DATA:
Net asset value, beginning of period	$12.27		$10.07	$9.39	$10.00

Investment operations:
Net investment loss	(0.04)		(0.06)	(0.03)	(0.06)
Net realized and unrealized
gain (loss) on investments	0.70		2.26	0.71	(0.55)
Total from investment operations	0.66		2.20	0.68	(0.61)

Less distributions from:
Net investment income	—		—	—	—
Net capital gains	—		—	—	—
Total distributions	—		—	—	—
Net asset value, end of period	$12.93		$12.27	$10.07	$9.39

TOTAL RETURN	5.46	%(1)	21.85%	7.24%	(6.10)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$962		$851	$40	$12

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	3.55	%(2)	6.62%	2.15%	20.48%
After expense reimbursement/waiver	1.25	%(2)	1.25%	1.25%	1.25%

Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(2.96	)%(2)	(6.23)%	(1.58)%	(19.89)%
After expense reimbursement/waiver	(0.66	)%(2)	(0.86)%	(0.68)%	(0.66)%

Portfolio turnover rate	19	%(1)	134%	40%	65%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	June 30, 2018		Years Ended December 31:
	(Unaudited)		2017	2016	2015
Institutional Class

PER SHARE DATA:
Net asset value, beginning of period	$12.35		$10.13	$9.41	$10.00

Investment operations:
Net investment loss	(0.03)		(0.04)	(0.04)	(0.03)
Net realized and unrealized
gain (loss) on investments	0.72		2.26	0.76	(0.56)
Total from investment operations	0.69		2.22	0.72	(0.59)

Less distributions from:
Net investment income	—		—	—	—
Net capital gains	—		—	—	—
Total distributions	—		—	—	—
Net asset value, end of period	$13.04		$12.35	$10.13	$9.41

TOTAL RETURN	5.67	%(1)	21.92%	7.65%	(5.90)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (000’s)	$8,604		$7,495	$20,951	$20,963

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	3.30	%(2)	5.71%	1.94%	2.52%
After expense reimbursement/waiver	1.00	%(2)	1.00%	1.00%	1.00%

Ratio of net investment loss to average net assets:
Before expense reimbursement/waiver	(2.71	)%(2)	(5.32)%	(1.37)%	(1.93)%
After expense reimbursement/waiver	(0.41	)%(2)	(0.61)%	(0.43)%	(0.41)%

Portfolio turnover rate	19	%(1)	134%	40%	65%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited)
June 30, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on January 1, 2015. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee and each class of shares is subject to a shareholder servicing fee of up to 0.15%. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. Therefore, no federal income tax provision is required. As of and during the period ended June 30, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2018, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for the tax years prior to the period ended December 31, 2014.

Security Transactions and Investment Income — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments — Investments in money market funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$9,489,394	$—	$—	$9,489,394
Short-Term Investment	329,653	—	—	329,653
Total Investments in Securities	$9,819,047	$—	$—	$9,819,047

Transfers between levels are recognized at the end of the reporting period. During the period ended June 30, 2018, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Torray LLC (“Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement (“Agreement”) between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding Rule 12b-1, shareholder servicing fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.00% of average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such fee waiver and expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and expense payment occurred. The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through April 30, 2026.  Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
October 2019 – December 2019	$30,857
January 2020 – December 2020	$219,133
January 2021 – June 2021	$105,348

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees incurred by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended June 30, 2018, are disclosed in the Statement of Operations.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. For the period ended June 30, 2018, the Investor Class incurred expenses of $1,132 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of each class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended June 30, 2018, the Investor and Institutional Class did not incur any shareholder servicing fees.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended
	June 30, 2018	Year Ended
	(Unaudited)	December 31, 2017
Investor Class:
Shares sold	11,398	73,641
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(6,383)	(8,245)
Net increase in Investor Class shares	5,015	65,396

Institutional Class:
Shares sold	107,239	474,595
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(54,337)	(1,936,505)
Net increase (decrease) in Institutional Class shares	52,902	(1,461,910)
Net increase (decrease) in shares outstanding	57,917	(1,396,514)

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2018, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$2,536,369	$1,674,880

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2017, the Fund’s most recent fiscal year end, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross		Income
Appreciation	Depreciation	Net Appreciation	Tax Cost
$1,013,239	$(193,531)	$819,708	$7,547,733

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of wash sale losses.

At December 31, 2017, the Fund’s most recent fiscal year end, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Other	Net	Total
Ordinary	Accumulated	Unrealized	Accumulated
Income	Losses	Appreciation	Losses
$—	$(1,231,014)	$819,708	$(411,306)

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2018

As of December 31, 2017, the Fund had $1,231,000 in short-term capital loss carryovers which will be permitted to be carried over for an unlimited period. During the year ended December 31, 2017, the Fund utilized unlimited capital loss carryovers of $734,383.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended December 31, 2017, the Fund plans to defer on a tax basis, post-October losses of $11.

There were no distributions made by the Fund for the period ended June 30, 2018, and the year ended December 31, 2017.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2018, Charles Schwab & Company, for the benefit of its customers, owned 34.51%, Robert E. Torray, an affiliated person of the Adviser, owned 33.01% and Saxon & Company, for the benefit of its customers, owned 25.49% of the outstanding shares of the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Approval of Investment Advisory Agreement

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 20-21, 2018, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Torray, LLC (“Torray” or the “Adviser”) regarding the TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 9, 2018, the Trustees received and considered information from Torray and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Torray with respect to the Fund; (2) the Fund’s historical performance; (3) the costs of the services provided by Torray and the profits realized by Torray with respect to services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Torray resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by a representative of Torray, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Torray set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Torray performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Torray provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Torray on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered the qualifications, experience and responsibilities of the portfolio manager to the Fund, who had been serving in that capacity since the Fund’s inception.  The Trustees also considered Torray’s resources and compliance structure, including information regarding its compliance program, its chief compliance officer and Torray’s compliance record.  The Trustees also considered Torray’s business plan with respect to the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Approval of Investment Advisory Agreement – Continued

The Trustees concluded that Torray has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality and extent of such management services continue to be satisfactory.

Fund Historical Performance.  In assessing the quality of the portfolio management delivered by Torray, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to one or more appropriate benchmark indices, a composite of separately managed accounts managed in a substantially similar investment strategy to the Fund and the Fund’s peer funds according to Morningstar classifications.  When comparing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer group.  The Trustees noted the Fund’s performance trailed the peer group median and average for the year-to-date, and one-year periods ended October 31, 2017.  The Trustees further noted that the Fund had trailed its primary benchmark index over those same periods but had outperformed its secondary index over the year-to-date period ended October 31, 2017. The Trustees also considered that for all measured time periods from the Fund’s inception on December 31, 2014 through October 31, 2017, the Fund had achieved positive total returns. The Trustees observed that the Fund’s performance had been consistent with a composite of separately managed accounts managed by Torray.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Torray under the Investment Advisory Agreement, as well as Torray’s profitability from services that Torray rendered to the Fund during the 12 month period ended September 30, 2017.  The Trustees also considered the effect of an expense limitation agreement on Torray’s compensation and that Torray has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  Regarding management fees charged to separately managed accounts, the Trustees observed that the management fee Torray charges to separately managed accounts ranges above and below the management fee charged to the Fund and that Torray provides additional services such as board reporting to the Fund.  The Trustees concluded that Torray’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s advisory fee was higher than the peer group median and average management fees. The Trustees also took into account that the advisory fees borne by the Fund were within the range of that borne by funds in the benchmark category. The Trustees then considered that the total expenses of the Institutional Class of the Fund (after waivers and expense reimbursements) were above the peer group median and average but that the total expenses of the Investor Class of the Fund (after waivers and expense reimbursements) were above the peer group median and average.  They also considered that when the peer group was limited to comparably-sized funds, the Fund’s management fee was equal to the peer group average. While recognizing that it is difficult to compare advisory fees since the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Torray’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also considered that Torray had agreed to consider breakpoints in the future in response to asset growth.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Approval of Investment Advisory Agreement – Continued

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Trustees considered that Torray does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Torray may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Torray does not receive additional material benefits from its relationship with the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited)
June 30, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-844-406-4960.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-406-4960. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-406-4960, or (2) on the SEC’s website at www.sec.gov.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Torray LLC
7501 Wisconsin Avenue, Suite 750 W
Bethesda, MD 20814-6519

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-406-4960.

TT-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*  /s/ James R. Arnold
   James R. Arnold, President

Date    September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ James R. Arnold
James R. Arnold, President

Date    September 6, 2018

By (Signature and Title)*  /s/ Brian R. Wiedmeyer
   Brian R. Wiedmeyer, Treasurer

Date    September 6, 2018

* Print the name and title of each signing officer under his or her signature.